Asset Impairment, Net	12 Months Ended
May 29, 2011
Asset Impairment, Net
Asset Impairment, Net

NOTE 4 –ASSET IMPAIRMENT, NET

During fiscal 2011, we recognized long-lived asset impairment charges of $4.7 million ($2.9 million net of tax), primarily related to the permanent closure of two Red Lobsters, the write-down of another Red Lobster based on an evaluation of expected cash flows, and the write-down of assets held for disposition based on updated valuations. During fiscal 2010 we recognized long-lived asset impairment charges of $6.2 million ($3.8 million net of tax), primarily related to the write-down of assets held for disposition based on updated valuations, the permanent closure of three Red Lobsters and three LongHorn Steakhouses and the write-down of two LongHorn Steakhouses and one Olive Garden based on an evaluation of expected cash flows. During fiscal 2009 we recognized long-lived asset impairment charges of $12.0 million ($7.4 million net of tax), primarily related to the write-down of assets held for disposition, the permanent closure of one LongHorn Steakhouse and the write-down of another LongHorn Steakhouse based on an evaluation of expected cash flows. These costs are included in asset impairment, net as a component of earnings from continuing operations in the accompanying consolidated statements of earnings for fiscal 2011, 2010 and 2009. Impairment charges were measured based on the amount by which the carrying amount of these assets exceeded their fair value. Fair value is generally determined based on appraisals or sales prices of comparable assets and estimates of future cash flows.

The results of operations for all Red Lobster, Olive Garden and LongHorn Steakhouse restaurants permanently closed in fiscal 2011, 2010 and 2009 that would otherwise have met the criteria for discontinued operations reporting are not material to our consolidated financial position, results of operations or cash flows and, therefore, have not been presented as discontinued operations.